 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): May 10, 2019

Linde plc
(Exact name of registrant as specified in its charter)

Ireland	001-38730	98-1448883
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Priestley Centre
10 Priestley Road
Surrey Research Park
Guildford, Surrey GU2 7XY
United Kingdom
(Address of principal executive offices) (Zip Code)

+44 1483 242200
(Registrant’s telephone numbers, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary shares (€0.001 nominal value per share)	LIN	New York Stock Exchange

ITEM 2.02 Results of Operations and Financial Condition

On May 10, 2019, Linde plc issued a press release setting forth Linde plc’s results of operations for the quarter ended March 31, 2019. A copy of Linde plc’s press release is furnished herewith as Exhibit (99.1) and is hereby incorporated by reference in this Item 2.02.

ITEM 9.01.  Financial Statements and Exhibits.

(d)           Exhibits. The following exhibit is furnished herewith pursuant to Item 2.02 hereof:

Exhibit No.	Description

99.1	Press Release dated May 10, 2019

EXHIBIT INDEX

99.1	Press Release dated May 10, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINDE PLC

By:	/s/ Kelcey E. Hoyt
Kelcey E. Hoyt
Principal Accounting Officer
Date: May 10, 2019